UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 1, 2007
Date of Report (Date of earliest event reported)

DIODES INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	1-5740	95-2039518
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of		Identification No.)
incorporation)

15660 North Dallas Parkway, Suite 850
Dallas, TX	75248
(Address of principal executive offices)	(Zip Code)

(972) 385-2810
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions :

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On November 1, 2007, Diodes Incorporated issued a press release announcing third quarter 2007 results . A copy of the press release is attached as Exhibit 99.1.

On November 1, 2007, Diodes Incorporated hosted a conference call to discuss its third quarter 2007 results. A recording of the conference call has been posted on its website at www.diodes.com. A copy of the script is attached as Exhibit 99.2.

During the conference call on November 1, 2007, Dr. Keh-Shew Lu, President and CEO of Diodes Incorporated, as well as Carl C. Wertz, Chief Financial Officer, Rick White, Senior Vice President of Finance, and Mark King, Senior Vice President of Sales and Marketing, made additional comments during a question and answer session. A copy of the transcript is attached as Exhibit 99.3.

The information in this Form 8-K and the exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1 - Press release dated November 1, 2007
Exhibit 99.2 - Conference call script dated November 1, 2007
Exhibit 99.3 - Question and answer transcript dated November 1, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 2, 2007	DIODES INCORPORATED

	By:	/s/ Carl C. Wertz
CARL C. WERTZ
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
Number

99.1	Press release dated November 1, 2007
99.2	Conference call script dated November 1, 2007
99.3	Question and answer transcript dated November 1, 2007